EXHIBIT 99.1

                                                                   PRESS RELEASE



Contact: Investor Relations Department, Penn Engineering & Manufacturing Corp. Mark W. Simon, Senior Vice President
           Richard F. Davies, Treasurer
           (215) 766-3660

Page 1 of 2
For Immediate Release
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            PENNENGINEERING ANNOUNCES RESULTS FOR FIRST QUARTER 2005

DANBORO, PA. May 3, 2005 - Penn Engineering & Manufacturing Corp. (NYSE: PNN,
NYSE: PNNA) today reported net income of $4,830,000 or $0.27 per diluted share, on quarterly net sales of $63,832,000 for the first quarter ended March 31, 2005. For the comparable 2004 quarterly period, net income was $5,867,000 or $0.33 per diluted share, on quarterly net sales of $63,307,000.

For the Fastening Technologies segment, sales and operating income for the quarter ended March 31, 2005 were $34,986,000 and $8,931,000 respectively, versus $33,608,000 and $8,681,000 respectively, for the quarter ended March 31, 2004.

For the Distribution segment, sales and operating income for the quarter ended March 31, 2005 were $15,057,000 and $1,093,000 respectively, versus $17,142,000 and $1,728,000 respectively, for the quarter ended March 31, 2004.

For the Motor Technologies segment, sales and operating income for the quarter ended March 31, 2005 were $13,789,000 and $1,291,000 respectively, versus $12,557,000 and $723,000 respectively, for the quarter ended March 31, 2004.

For the first quarter ended March 31, 2005, net income was negatively affected by $975,000 or $.05 per diluted share, of merger transaction expenses included in general and administrative expenses which are non-deductible for income tax purposes.

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                                                  Three Months Ended
                                         March 31, 2005       March 31, 2004
                                         --------------       --------------

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Net Sales                                    $63,832              $63,307
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Cost of Products Sold                         40,684               40,785
                                              ------               ------
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Gross Profit                                  23,148               22,522
                                              ------               ------
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Selling Expenses                               6,226                6,409
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General, and Administrative Expense            8,754                7,371
                                               -----                -----
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Operating Income                               8,168                8,742
                                               -----                -----
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Other (Expense) Income:
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   Interest income                                89                   49
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   Interest expense                              (49)                 (96)
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   Other, net                                   (588)                (128)
                                                -----                -----
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Total Other (Expense) Income                    (548)                (175)
                                                -----                -----
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Income Before Income Taxes                     7,620                8,567
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Provision for Income Taxes                     2,790                2,700
                                               -----                -----
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Net Income                                     4,830               $5,867
                                               -----               ------
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Per Share Data:
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       Basic earnings                          $0.27               $ 0.33
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       Diluted earnings                        $0.27               $ 0.33
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Weighted Avg. Shares Outstanding:
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       Basic shares                           17,854               17,557
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       Diluted shares                         18,111               17,820
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